UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2025

BERKSHIRE HILLS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 773-5601, ext. 133773

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BHLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed on December 16, 2024, Berkshire Hills Bancorp, Inc. (“Berkshire”), Commerce Acquisition Sub, Inc., a direct, wholly owned subsidiary of Berkshire (“Merger Sub”) and Brookline Bancorp, Inc. (“Brookline”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Brookline, with Brookline as the surviving entity (the “Merger”), and immediately following the Merger, Brookline will merge with and into Berkshire, with Berkshire as the surviving entity (the “Holdco Merger”). The Merger Agreement further provides that immediately following the Merger, Berkshire Bank, a wholly owned subsidiary of Berkshire, Bank Rhode Island, a wholly owned subsidiary of Brookline, and PCSB Bank, a wholly owned subsidiary of Brookline, each will merge with and into Brookline Bank, a wholly owned subsidiary of Brookline, with Brookline Bank as the surviving bank (the “Bank Mergers” and, together with the Merger and the Holdco Merger, the “Proposed Transaction”).

On August 6, 2025, Berkshire and Brookline jointly announced that, in connection with the closing of the Proposed Transaction, the post-closing combined holding company will be named Beacon Financial Corporation and will remain listed on the New York Stock Exchange under a new ticker symbol “BBT.”  Additionally, the name of the post-closing combined bank will be Beacon Bank & Trust, though it will be more commonly referred to as Beacon Bank.

The Proposed Transaction is expected to close in the third quarter of 2025, subject to customary closing conditions, including receipt of required regulatory approvals.

A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.

	Exhibit No.	Description

	99.1	Joint press release dated August 6, 2025
	104.1	Cover Page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.

DATE: August 6, 2025	By:	/s/ Wm. Gordon Prescott
Wm. Gordon Prescott Senior Executive Vice President, General Counsel and Corporate Secretary of the Bank